EXHIBIT 99.5

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

--------------------------------------------------------------------------------

                              MORGAN STANLEY
                               MSAC 2004-NC4

                              Balance > $500k


Selection Criteria: Balance > $500k
Table of Contents

1. Summary Statistics
2. Product Types
3. Range of Gross Interest Rates (%)
4. Range of Cut-off Date Principal Balances ($)
5. Stated Original Term (months)
6. Range of Stated Remaining Terms (months)
7. Range of Original LTV Ratios (%)
8. Range of Gross Margins (%)
9. Range of Minimum Mortgage Rates (%)
10. Range of Maximum Loan Rates (%)
11. Initial Periodic Cap (%)
12. Subsequent Periodic Cap (%)
13. Next Rate Adjustment Dates
14. Geographic Distribution of Mortgaged Properties
15. Occupancy
16. Property Type
17. Loan Purpose
18. Documentation Level
19. Credit Score
20. Prepayment Penalty Term
21. Lien Position



1. Summary Statistics

Number of Mortgage Loans: 17
Aggregate Principal Balance ($): 9,433,955
Weighted Average Current Mortgage Rate (%): 6.181
Non-Zero Weighted Average Margin (%): 5.042
Non-Zero Weighted Average Maximum Rate (%): 13.132
Weighted Average Stated Original Term (months): 338
Weighted Average Stated Remaining Term (months): 335
Weighted Average Original LTV (%): 77.46
% First Liens: 100.00
% Owner Occupied: 88.69
% Purchase: 35.60
% Full Doc: 35.64
Non-Zero Weighted Average Credit Score: 654



2. Product Types
                                                             % of
                                                          Mortgage
                                                          Pool by
                                                          Aggregate        Aggregate        Weighted        Weighted
                                          Number           Cut-off          Cut-off         Average         Average         Weighted
                                           of               Date              Date           Gross         Remaining         Average
                                         Mortgage         Principal        Principal        Interest          Term          Original
Product Types                              Loans           Balance ($)      Balance          Rate (%)       (months)          LTV
------------------------------------------------------------------------------------------------------------------------------------
Fixed - 20 Year                                 1           517,644             5.49           6.45              237           80.15
Fixed - 30 Year                                 1           548,666             5.82            7.1              357           84.62
ARM - 2 Year/6 Month                           11         5,933,445            62.89          6.596              357           76.45
ARM - 10 Year IO/1 Month                        4         2,434,200            25.80          4.905              296           77.74
------------------------------------------------------------------------------------------------------------------------------------
Total:                                         17         9,433,955           100.00          6.181              335           77.46
------------------------------------------------------------------------------------------------------------------------------------



3. Range of Gross Interest Rates (%)
                                                                            % of
                                                                           Mortgage
                                                                            Pool by
                                                          Aggregate        Aggregate        Weighted        Weighted
                                          Number           Cut-off          Cut-off         Average         Average         Weighted
                                            of              Date              Date           Gross         Remaining         Average
                                         Mortgage         Principal        Principal        Interest          Term          Original
Range of Gross Interest Rates (%)          Loans         Balance ($)        Balance         Rate (%)        (months)           LTV
------------------------------------------------------------------------------------------------------------------------------------
4.000 - 4.999                                  3         1,570,310            16.65          4.698              316           81.71
5.000 - 5.999                                  3         1,928,117            20.44          5.203              314           75.75
6.000 - 6.999                                  5         2,697,399            28.59          6.366              334           78.36
7.000 - 7.999                                  5         2,719,183            28.82          7.201              357           76.42
8.000 - 8.999                                  1           518,946             5.50              8              357           71.72
------------------------------------------------------------------------------------------------------------------------------------
Total:                                        17         9,433,955           100.00          6.181              335           77.46
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 4.625
Maximum: 8.000
Weighted Average: 6.181



4. Range of Cut-off Date Principal Balances ($)
                                                                           % of
                                                                          Mortgage
                                                                           Pool by
                                                         Aggregate        Aggregate        Weighted        Weighted
                                          Number           Cut-off          Cut-off         Average         Average         Weighted
                                            of              Date              Date           Gross         Remaining         Average
Range of Cut-off Date                    Mortgage         Principal        Principal        Interest          Term          Original
Principal Balances ($)                     Loans         Balance ($)        Balance         Rate (%)        (months)           LTV
------------------------------------------------------------------------------------------------------------------------------------
500,001 - 750,000                             17         9,433,955           100.00          6.181              335           77.46
------------------------------------------------------------------------------------------------------------------------------------
Total:                                        17         9,433,955           100.00          6.181              335           77.46
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 506,110
Maximum: 720,000
Average: 554,939



5. Stated Original Term (months)
                                                                            % of
                                                                           Mortgage
                                                                            Pool by
                                                          Aggregate        Aggregate        Weighted        Weighted
                                          Number           Cut-off          Cut-off         Average         Average         Weighted
                                           of               Date              Date           Gross          Remaining        Average
                                         Mortgage         Principal        Principal        Interest          Term          Original
Stated Original Term (months)              Loans         Balance ($)        Balance         Rate (%)         (months)          LTV
------------------------------------------------------------------------------------------------------------------------------------
240                                            1           517,644             5.49           6.45              237           80.15
300                                            4         2,434,200            25.80          4.905              296           77.74
360                                           12         6,482,111            68.71          6.639              357           77.14
------------------------------------------------------------------------------------------------------------------------------------
Total:                                        17         9,433,955           100.00          6.181              335           77.46
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 240
Maximum: 360
Weighted Average: 338



6. Range of Stated Remaining Terms (months)
                                                                             % of
                                                                            Mortgage
                                                                            Pool by
                                                          Aggregate        Aggregate       Weighted        Weighted
                                          Number           Cut-off          Cut-off         Average         Average         Weighted
                                            of              Date              Date           Gross         Remaining         Average
Range of Stated                          Mortgage         Principal        Principal        Interest          Term          Original
Remaining Terms (months)                   Loans          Balance ($)        Balance         Rate (%)       (months)           LTV
------------------------------------------------------------------------------------------------------------------------------------
229 - 240                                      1           517,644             5.49           6.45              237           80.15
289 - 300                                      4         2,434,200            25.80          4.905              296           77.74
349 - 360                                     12         6,482,111            68.71          6.639              357           77.14
------------------------------------------------------------------------------------------------------------------------------------
Total:                                        17         9,433,955           100.00          6.181              335           77.46
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 237
Maximum: 357
Weighted Average: 335



7. Range of Original LTV Ratios (%)
                                                                             % of
                                                                           Mortgage
                                                                           Pool by
                                                         Aggregate        Aggregate        Weighted        Weighted
                                          Number           Cut-off          Cut-off         Average         Average         Weighted
                                            of              Date              Date           Gross         Remaining         Average
                                         Mortgage         Principal        Principal        Interest          Term          Original
Range of Original LTV Ratios (%)            Loans         Balance ($)        Balance         Rate (%)        (months)           LTV
------------------------------------------------------------------------------------------------------------------------------------
35.01 - 40.00                                  1           548,730             5.82           7.35              357           37.54
65.01 - 70.00                                  2         1,171,515            12.42          5.804              323           68.55
70.01 - 75.00                                  1           518,946             5.50              8              357           71.72
75.01 - 80.00                                  7         3,905,375            41.40          5.626              338           79.45
80.01 - 85.00                                  4         2,185,882            23.17            6.1              313           83.73
85.01 - 90.00                                  2         1,103,506            11.70          7.272              357           90.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                                        17         9,433,955           100.00          6.181              335           77.46
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 37.54
Maximum: 90.00
Weighted Average: 77.46



8. Range of Gross Margins (%)
                                                                             % of
                                                                           Mortgage
                                                                            Pool by
                                                          Aggregate        Aggregate        Weighted        Weighted
                                          Number           Cut-off          Cut-off         Average         Average         Weighted
                                            of              Date              Date           Gross         Remaining         Average
                                         Mortgage         Principal        Principal        Interest          Term          Original
Range of Gross Margins (%)                 Loans         Balance ($)        Balance         Rate (%)        (months)           LTV
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                               2         1,066,310            11.30          6.784              299           82.45
<= 3.500                                       2         1,064,200            11.28          4.625              296           82.53
3.501 - 4.000                                  2         1,370,000            14.52          5.122              296           74.01
5.001 - 5.500                                  6         3,280,736            34.78          6.563              357           73.98
5.501 - 6.000                                  4         2,133,763            22.62          6.306              357           81.39
6.501 - 7.000                                  1           518,946             5.50              8              357           71.72
------------------------------------------------------------------------------------------------------------------------------------
Total:                                        17         9,433,955           100.00          6.181              335           77.46
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 3.500
Maximum: 6.700
Non-Zero Weighted Average: 5.042



9. Range of Minimum Mortgage Rates (%)
                                                                              % of
                                                                            Mortgage
                                                                            Pool by
                                                          Aggregate        Aggregate        Weighted        Weighted
                                          Number           Cut-off          Cut-off         Average         Average         Weighted
                                            of              Date              Date           Gross         Remaining         Average
                                         Mortgage         Principal        Principal        Interest          Term          Original
Range of Minimum Mortgage Rates (%)        Loans         Balance ($)        Balance         Rate (%)        (months)           LTV
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                               2         1,066,310            11.30          6.784              299           82.45
<=5.000                                        3         1,570,310            16.65          4.698              316           81.71
5.001 - 5.500                                  3         1,928,117            20.44          5.203              314           75.75
5.501 - 6.000                                  1           542,367             5.75              6              357           80.00
6.001 - 6.500                                  2         1,115,872            11.83          6.373              357           80.63
6.501 - 7.000                                  2         1,039,795            11.02          6.824              357           74.98
7.001 - 7.500                                  3         1,652,237            17.51          7.298              357           72.58
7.501 - 8.000                                  1           518,946             5.50              8              357           71.72
------------------------------------------------------------------------------------------------------------------------------------
Total:                                        17         9,433,955           100.00          6.181              335           77.46
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 4.620
Maximum: 8.000
Non-Zero Weighted Average: 6.103



10. Range of Maximum Loan Rates (%)
                                                                             % of
                                                                            Mortgage
                                                                            Pool by
                                                          Aggregate        Aggregate        Weighted       Weighted
                                          Number           Cut-off          Cut-off         Average         Average         Weighted
                                            of              Date              Date           Gross         Remaining         Average
                                         Mortgage         Principal        Principal        Interest          Term          Original
Range of Maximum Loan Rates (%             Loans         Balance ($)        Balance         Rate (%)        (months)           LTV
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                               2         1,066,310            11.30          6.784              299           82.45
<= 12.500                                      6         3,498,427            37.08          4.976              315           78.42
12.501 - 13.000                                1           542,367             5.75              6              357           80.00
13.001 - 13.500                                2         1,115,872            11.83          6.373              357           80.63
13.501 - 14.000                                2         1,039,795            11.02          6.824              357           74.98
14.001 - 14.500                                3         1,652,237            17.51          7.298              357           72.58
14.501 - 15.000                                1           518,946             5.50              8              357           71.72
------------------------------------------------------------------------------------------------------------------------------------
Total:                                        17         9,433,955           100.00          6.181              335           77.46
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 11.850
Maximum: 15.000
Non-Zero Weighted Average: 13.132




11. Initial Periodic Cap (%)
                                                                            % of
                                                                           Mortgage
                                                                           Pool by
                                                          Aggregate       Aggregate        Weighted        Weighted
                                          Number           Cut-off          Cut-off         Average         Average         Weighted
                                            of              Date             Date            Gross         Remaining         Average
                                         Mortgage         Principal        Principal        Interest          Term          Original
Initial Periodic Cap (%)                   Loans         Balance ($)        Balance         Rate (%)        (months)           LTV
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                               2         1,066,310            11.30          6.784              299           82.45
1.5                                           11         5,933,445            62.89          6.596              357           76.45
3                                              4         2,434,200            25.80          4.905              296           77.74
------------------------------------------------------------------------------------------------------------------------------------
Total:                                        17         9,433,955           100.00          6.181              335           77.46
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 1.500
Maximum: 3.000
Non-Zero Weighted Average: 1.936



12. Subsequent Periodic Cap (%)
                                                                             % of
                                                                           Mortgage
                                                                           Pool by
                                                          Aggregate        Aggregate        Weighted        Weighted
                                          Number           Cut-off          Cut-off         Average         Average         Weighted
                                            of              Date              Date           Gross         Remaining         Average
                                         Mortgage         Principal        Principal        Interest          Term          Original
Subsequent Periodic Cap (%)                Loans         Balance ($)        Balance         Rate (%)        (months)           LTV
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                               2         1,066,310            11.30          6.784              299           82.45
1.5                                           11         5,933,445            62.89          6.596              357           76.45
3                                              4         2,434,200            25.80          4.905              296           77.74
------------------------------------------------------------------------------------------------------------------------------------
Total:                                        17         9,433,955           100.00          6.181              335           77.46
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 1.500
Maximum: 3.000
Non-Zero Weighted Average: 1.936



13. Next Rate Adjustment Dates
                                                                             % of
                                                                           Mortgage
                                                                           Pool by
                                                          Aggregate        Aggregate        Weighted        Weighted
                                          Number           Cut-off          Cut-off         Average         Average         Weighted
                                            of              Date              Date           Gross         Remaining         Average
                                         Mortgage         Principal        Principal        Interest          Term          Original
Next Rate Adjustment Dates                 Loans         Balance ($)        Balance         Rate (%)        (months)           LTV
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                               2         1,066,310            11.30          6.784              299           82.45
Jun-04                                         4         2,434,200            25.80          4.905              296           77.74
Jan-06                                         1           518,280             5.49              7              356           80.00
Feb-06                                        10         5,415,165            57.40          6.558              357           76.11
------------------------------------------------------------------------------------------------------------------------------------
Total:                                        17         9,433,955           100.00          6.181              335           77.46
------------------------------------------------------------------------------------------------------------------------------------



14. Geographic Distribution of Mortgaged Properties
                                                                              % of
                                                                           Mortgage
                                                                            Pool by
                                                          Aggregate        Aggregate        Weighted        Weighted
                                          Number           Cut-off          Cut-off         Average         Average         Weighted
                                            of              Date              Date           Gross         Remaining         Average
Geographic Distribution of               Mortgage         Principal        Principal        Interest          Term          Original
Mortgaged Properties                       Loans         Balance ($)        Balance         Rate (%)        (months)           LTV
------------------------------------------------------------------------------------------------------------------------------------
California                                    13         7,229,518            76.63          6.045              332           78.00
Hawaii                                         2         1,087,496            11.53          7.375              357           63.53
Montana                                        1           564,741             5.99           7.15              357           90.00
Michigan                                       1           552,200             5.85          4.625              296           84.95
------------------------------------------------------------------------------------------------------------------------------------
Total:                                        17         9,433,955           100.00          6.181              335           77.46
------------------------------------------------------------------------------------------------------------------------------------
Number of States/District of Columbia Represented: 4



15. Occupancy
                                                                             % of
                                                                            Mortgage
                                                                            Pool by
                                                         Aggregate        Aggregate        Weighted        Weighted
                                          Number           Cut-off          Cut-off         Average         Average         Weighted
                                            of              Date              Date           Gross         Remaining         Average
                                         Mortgage         Principal        Principal        Interest          Term          Original
Occupancy                                  Loans         Balance ($)        Balance         Rate (%)        (months)           LTV
------------------------------------------------------------------------------------------------------------------------------------
Primary                                       15         8,367,009            88.69           6.07              332           76.83
Second Home                                    1           548,666             5.82            7.1              357           84.62
Investment                                     1           518,280             5.49              7              356           80.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                                        17         9,433,955           100.00          6.181              335           77.46
------------------------------------------------------------------------------------------------------------------------------------



16. Property Type
                                                                             % of
                                                                           Mortgage
                                                                           Pool by
                                                          Aggregate        Aggregate        Weighted        Weighted
                                          Number           Cut-off          Cut-off         Average         Average         Weighted
                                            of              Date              Date           Gross         Remaining         Average
                                         Mortgage         Principal        Principal        Interest          Term          Original
Property Type                              Loans         Balance ($)        Balance         Rate (%)        (months)           LTV
------------------------------------------------------------------------------------------------------------------------------------
Single Family Residence                       13         7,287,573            77.25          6.139              332           79.53
2-4 Family                                     2         1,085,652            11.51          6.608              357           82.58
Planned Unit Development                       2         1,060,730            11.24          6.035              328           58.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                                        17         9,433,955           100.00          6.181              335           77.46
------------------------------------------------------------------------------------------------------------------------------------




17. Loan Purpose

                                                                             % of
                                                                           Mortgage
                                                                            Pool by
                                                          Aggregate        Aggregate        Weighted        Weighted
                                          Number           Cut-off          Cut-off         Average         Average         Weighted
                                            of              Date              Date           Gross         Remaining         Average
                                         Mortgage         Principal        Principal        Interest          Term          Original
Loan Purpose                               Loans         Balance ($)        Balance         Rate (%)        (months)           LTV
------------------------------------------------------------------------------------------------------------------------------------
Refinance - Cashout                           11         6,075,615            64.40          6.512              334           76.02
Purchase                                       6         3,358,340            35.60          5.584              336           80.06
------------------------------------------------------------------------------------------------------------------------------------
Total:                                        17         9,433,955           100.00          6.181              335           77.46
------------------------------------------------------------------------------------------------------------------------------------



18. Documentation Level
                                                                             % of
                                                                           Mortgage
                                                                            Pool by
                                                          Aggregate        Aggregate        Weighted        Weighted
                                          Number           Cut-off          Cut-off         Average         Average         Weighted
                                            of              Date              Date           Gross         Remaining         Average
                                         Mortgage         Principal        Principal        Interest          Term          Original
Documentation Level                        Loans         Balance ($)        Balance         Rate (%)        (months)           LTV
------------------------------------------------------------------------------------------------------------------------------------
Stated Documentation                          10         5,529,435            58.61           6.35              338           75.62
Full Documentation                             6         3,362,153            35.64          5.933              326           80.07
Limited Documentation                          1           542,367             5.75              6              357           80.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                                        17         9,433,955           100.00          6.181              335           77.46
------------------------------------------------------------------------------------------------------------------------------------




19. Credit Score
                                                                             % of
                                                                            Mortgage
                                                                            Pool by
                                                          Aggregate        Aggregate        Weighted        Weighted
                                          Number           Cut-off          Cut-off         Average         Average         Weighted
                                            of              Date              Date           Gross         Remaining         Average
                                         Mortgage         Principal        Principal        Interest          Term          Original
Credit Score                               Loans         Balance ($)        Balance         Rate (%)        (months)           LTV
------------------------------------------------------------------------------------------------------------------------------------
525 - 549                                      1           538,766             5.71            7.4              357           90.00
575 - 599                                      1           548,500             5.81            6.5              357           76.18
600 - 624                                      3         1,604,598            17.01          7.058              357           79.07
625 - 649                                      4         2,118,723            22.46          6.235              357           66.54
650 - 674                                      1           548,666             5.82            7.1              357           84.62
675 - 699                                      5         3,010,502            31.91          5.782              309           79.18
700 - 724                                      1           552,200             5.85          4.625              296           84.95
725 - 749                                      1           512,000             5.43          4.625              296           79.92
------------------------------------------------------------------------------------------------------------------------------------
Total:                                        17         9,433,955           100.00          6.181              335           77.46
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 549
Maximum: 727
Non-Zero Weighted Average: 654



20. Prepayment Penalty Term
                                                                             % of
                                                                            Mortgage
                                                                            Pool by
                                                          Aggregate        Aggregate        Weighted        Weighted
                                          Number           Cut-off          Cut-off         Average         Average         Weighted
                                            of              Date              Date           Gross         Remaining         Average
                                         Mortgage         Principal        Principal        Interest          Term          Original
Prepayment Penalty Term                    Loans         Balance ($)        Balance         Rate (%)        (months)           LTV
------------------------------------------------------------------------------------------------------------------------------------
0                                              6         3,547,670            37.61          5.641              315           73.47
12                                             1           518,946             5.50              8              357           71.72
24                                             8         4,301,028            45.59          6.258              357           80.20
36                                             2         1,066,310            11.30          6.784              299           82.45
------------------------------------------------------------------------------------------------------------------------------------
Total:                                        17         9,433,955           100.00          6.181              335           77.46
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 12
Maximum: 36
Non-Zero Weighted Average: 25




21. Lien Position
                                                                             % of
                                                                           Mortgage
                                                                            Pool by
                                                          Aggregate        Aggregate        Weighted        Weighted
                                          Number           Cut-off          Cut-off         Average         Average         Weighted
                                            of               Date            Date            Gross          Remaining        Average
Lien                                     Mortgage         Principal        Principal        Interest          Term          Original
Position                                   Loans         Balance ($)        Balance         Rate (%)        (months)           LTV
------------------------------------------------------------------------------------------------------------------------------------
1st Lien                                       17         9,433,955           100.00          6.181              335           77.46
------------------------------------------------------------------------------------------------------------------------------------
Total:                                         17         9,433,955           100.00          6.181              335           77.46
------------------------------------------------------------------------------------------------------------------------------------

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.